AMERICAN CENTURY INTERNATIONAL BOND FUNDS

                                  Exhibit Index

EXHIBIT        DESCRIPTION

EX-99.a1  Amended and Restated Agreement and Declaration of Trust, dated March
26, 2004 (filed as Exhibit a to Post-Effective Amendment No. 19 to the
Registration Statement of the Registrant on April 29, 2004, File No. 33-43321,
and incorporated herein by reference).

EX-99.a2  Amendment No. 1 to the Amended and Restated Agreement and Declaration
of Trust, dated June 14, 2004 (filed as Exhibit a2 to Post-Effective Amendment
No. 21 to the Registration Statement of the Registrant on July 29, 2004, File
No. 33-43321, and incorporated herein by reference).

EX-99.b  Amended and Restated Bylaws, dated August 26, 2004 (filed as Exhibit
b to Post-Effective Amendment No. 22 to the Registration Statement of the
Registrant on February 17, 2005, File No. 33-43321, and incorporated herein by reference).

EX-99.c  Registrant hereby incorporates by reference, as though set forth fully herein, Article III, IV, V, VI and Article VIII of Registrant's Amended
and Restated Agreement and Declaration of Trust, appearing as Exhibit a to the
Post-Effective Amendment No. 19 to the Registration Statement of the Registrant;
and Article II, Article VII, Article VIII and Article IX of Registrant's Amended
and Restated Bylaws, incorporated by reference as Exhibit b herein.

EX-99.d1  Investment Sub-Advisory Agreement with J.P. Morgan Investment
Management, Inc., dated August 1, 1997 (filed as Exhibit 5c to Post-Effective
Amendment No. 10 to the Registration Statement of the Registrant on September
30, 1997, File No. 33-43321, and incorporated herein by reference).

EX-99.d2  Amended and Restated Management Agreement with American Century
Investment Management, Inc., dated July 29, 2005.

EX-99.e   Amended and Restated Distribution Agreement with American Century
Investment Services, Inc., dated April 28, 2006 (filed as Exhibit e to
Post-Effective Amendment No. 117 to the Registration Statement of American
Century Mutual Funds, Inc. on April 28, 2006, File No. 2-14213, and incorporated herein by reference).

EX-99.g1  Omnibus Custodian Agreement with State Street Bank and Trust Company, dated August 10, 1993 (filed as Exhibit g1 to Post-Effective Amendment No. 7 to the Registration Statement of the Registrant on April 22, 1996, File No.
33-43321, and incorporated herein by reference).

EX-99.g2  Amendment No. 1 to the Omnibus Custodian Agreement with State Street
Bank and Trust Company, dated December 1, 1994 (filed as Exhibit g2 to
Post-Effective Amendment No. 7 to the Registration Statement of the Registrant
on April 22, 1996, File No. 33-43321, and incorporated herein by reference).

EX-99.g3  Amendment to the Omnibus Custodian Agreement with State Street Bank and Trust Company, dated March 4, 1996 (filed as Exhibit g3 to Post-Effective
Amendment No. 7 to the Registration Statement of the Registrant on April 22,
1996, File No. 33-43321, and incorporated herein by reference).

EX-99.g4  Amendment to Omnibus Custodian Agreement with State Street Bank and
Trust Company, dated December 9, 2000 (filed as Exhibit g4 to Post-Effective
Amendment No. 16 to the Registration Statement of the Registrant on April 30,
2001, File No. 33-43321, and incorporated herein by reference).

EX-99.g5  Amendment No. 3 to the Omnibus Custodian Agreement with State Street
Bank and Trust Company, dated May 1, 2003 (filed as Exhibit g5 to Post-Effective
Amendment No. 19 to the Registration Statement of the Registrant on April 29,
2004, File No. 33-43321, and incorporated herein by reference).

EX-99.g6  Fee Schedule with State Street Bank and Trust Company, dated April 3,
2003 (filed as Exhibit g7 to Post-Effective Amendment No. 19 to the Registration
Statement of the Registrant on April 29, 2004, File No. 33-43321, and
incorporated herein by reference).

EX-99.g7  Master Agreement with Commerce Bank, N.A., dated January 22, 1997
(filed as Exhibit b8e to Post-Effective Amendment No. 76 to the Registration
Statement of American Century Mutual Funds, Inc. on February 28, 1997, File No.
2-14213, and incorporated herein by reference).

EX-99.g8  Custodian and Investment Accounting Agreement with State Street Bank and Trust Company, dated May 27, 2005 (filed as Exhibit g6 to Post-Effective
Amendment No. 27 to the Registration Statement of American Century Investment
Trust on May 27, 2005, File No. 33-65170, and incorporated herein by reference).

EX-99.g9  Amendment No. 1 to Custodian and Investment Accounting Agreement with
State Street Bank and Trust Company, effective September 30, 2005 (filed as
Exhibit g8 to Post-Effective Amendment No. 41 to the Registration Statement of
American Century Quantitative Equity Funds, Inc. on September 29, 2005, File No.
33-19589, and incorporated herein by reference).

EX-99.g10 Amendment No. 2 to Custodian and Investment Accounting Agreement with
State Street Bank and Trust Company, effective March 31, 2006 (filed as Exhibit
g9 to Post-Effective Amendment No. 32 to the Registration Statement of American
Century Investment Trust on March 31, 2006, File No. 33-65170, and incorporated herein by reference).

EX-99.h1  Transfer Agency Agreement with American Century Services Corporation, dated August 1, 1997 (filed as Exhibit 9 to Post-Effective Amendment No. 33 to the Registration Statement of American Century Government Income Trust on July
31, 1997, File No. 2-99222, and incorporated herein by reference).

EX-99.h2  Amendment No. 1 to the Transfer Agency Agreement with American
Century Services Corporation, dated June 29, 1998 (filed as Exhibit 9b to Post
Effective Amendment No. 23 to the Registration Statement of American Century
Quantitative Equity Funds on June 29, 1998, File No. 33-19589, and incorporated herein by reference).

EX-99.h3  Amendment No. 2 to the Transfer Agency Agreement with American
Century Services Corporation, dated November 20, 2000 (filed as Exhibit h4 to
Post-Effective Amendment No. 30 to the Registration Statement of American
Century California Tax-Free and Municipal Funds on December 29, 2000, File No.
2-82734, and incorporated herein by reference).

EX-99.h4  Amendment No. 3 to the Transfer Agency Agreement with American
Century Services Corporation, dated August 1, 2001 (filed as Exhibit h5 to
Post-Effective Amendment No. 44 to the Registration Statement of American
Century Government Income Trust on July 31, 2001, File No. 2-99222, and
incorporated herein by reference).

EX-99.h5  Amendment No. 4 to the Transfer Agency Agreement with American
Century Services Corporation, dated December 3, 2001 (filed as Exhibit h6 to
Post-Effective Amendment No. 16 to the Registration Statement of American
Century Investment Trust on November 30, 2001, File No. 33-65170, and
incorporated herein by reference).

EX-99.h6  Amendment No. 5 to the Transfer Agency Agreement with American
Century Services Corporation, dated July 1, 2002 (filed as Exhibit h6 to
Post-Effective Amendment No. 17 to the Registration Statement of American
Century Investment Trust on June 28, 2002, File No. 33-65170, and incorporated herein by reference).

EX-99.h7  Amendment No. 6 to the Transfer Agency Agreement with American
Century Services Corporation, dated September 3, 2002 (filed as Exhibit h8 to
Post-Effective Amendment No. 35 to the Registration Statement of American
Century Municipal Trust on September 30, 2002, File No. 2-91229, and
incorporated herein by reference).

EX-99.h8  Amendment No. 7 to the Transfer Agency Agreement with American
Century Services Corporation, dated December 31, 2002 (filed as Exhibit h7 to
Post-Effective Amendment No. 4 to the Registration Statement of American Century
Variable Portfolios II, Inc. on December 23, 2002, File No. 333-46922, and
incorporated herein by reference).

EX-99.h9  Amendment No. 8 to the Transfer Agency Agreement with American
Century Services Corporation, dated May 1, 2004 (filed as Exhibit h10 to
Post-Effective Amendment No. 35 to the Registration Statement of American
Century Quantitative Equity Funds, Inc. on April 29, 2004, File No. 33-19589,
and incorporated herein by reference).

EX-99.h10 Amendment No. 9 to the Transfer Agency Agreement with American
Century Services, LLC, dated May 1, 2005 (filed as Exhibit h9 to Post-Effective
Amendment No. 38 to the Registration Statement of American Century Quantitative
Equity Funds, Inc. on May 13, 2005, File No. 33-19589, and incorporated herein by reference).

EX-99.h11 Amendment No. 10 to the Transfer Agency Agreement with American
Century Services, LLC, dated September 29, 2005 (filed as Exhibit h11 to
Post-Effective Amendment No. 41 to the Registration Statement of American
Century Quantitative Equity Funds, Inc. on September 29, 2005, File No.
33-19589, and incorporated herein by reference).

EX-99.h12 Amendment No. 11 to the Transfer Agency Agreement with American
Century Services, LLC, dated March 30, 2006 (filed as Exhibit h12 to
Post-Effective Amendment No. 50 to the Registration Statement of American
Century Municipal Trust on March 31, 2006, File No. 2-14213, and incorporated herein by reference).

EX-99.h13 Credit Agreement with JP Morgan Chase Bank, as Administrative Agent, dated December 17, 2003 (filed as Exhibit h9 to Post-Effective Amendment No. 39 to the Registration Statement of American Century Target Maturities Trust on
January 30, 2004, File No. 2-94608, and incorporated herein by reference).

EX-99.h14 Termination, Replacement and Restatement Agreement with JPMorgan
Chase Bank N.A., as Administrative Agent, dated December 14, 2005 (filed as
Exhibit h10 to Post-Effective Amendment No. 40 to the Registration Statement of
American Century California Tax-Free and Municipal Funds on December 29, 2005,
File No. 2-82734, and incorporated herein by reference).

EX-99.h15 Customer Identification Program Reliance Agreement, dated August 26,
2004 (filed as Exhibit h2 to Pre-Effective Amendment No. 1 to the Registration
Statement of American Century Asset Allocation Portfolios, Inc. on September 1,
2004, File No. 333-116351, and incorporated herein by reference).

EX-99.i   Opinion and Consent of Counsel, dated July 29, 2004 (filed as Exhibit
i to Post-Effective Amendment No. 21 to the Registration Statement of the
Registrant on July 29, 2004, File No. 33-43321,and incorporated herein by reference).

EX-99.j1  Consent of PricewaterhouseCoopers LLP, independent registered accounting firm, dated April 24, 2006.

EX-99.j2  Power of Attorney, dated December 2, 2005 (filed as Exhibit j2 to
Post-Effective Amendment No. 29 to the Registration Statement of American
Century Investment Trust on December 14, 2005, File No. 33-65170, and
incorporated herein by reference).

EX-99.j3  Secretary's Certificate, dated December 2, 2005 (filed as Exhibit j3 to Post-Effective Amendment No. 29 to the Registration Statement of American
Century Investment Trust on December 14, 2005, File No. 33-65170, and
incorporated herein by reference).

EX-99.m1  Master Distribution and Shareholder Services Plan (Advisor Class),
dated August 1, 1997 (filed as Exhibit m1 to Post-Effective Amendment No. 32 to the Registration Statement of American Century Target Maturities Trust on
January 31, 2000, File No. 2-94608, and incorporated herein by reference).

EX-99.m2  Amendment to Master Distribution and Shareholder Services Plan
(Advisor Class), dated June 29, 1998 (filed as Exhibit m2 to Post-Effective
Amendment No. 32 to the Registration Statement of American Century Target
Maturities Trust on January 31, 2000, File No. 2-94608, and incorporated herein by reference).

EX-99.m3  Amendment No. 1 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated August 1, 2001 (filed as Exhibit m3 to
Post-Effective Amendment No. 44 to the Registration Statement of American
Century Government Income Trust on July 31, 2001, File No. 2-99222, and
incorporated herein by reference).

EX-99.m4  Amendment No. 2 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated December 3, 2001 (filed as Exhibit m4 to
Post-Effective Amendment No. 16 to the Registration Statement of American
Century Investment Trust on November 30, 2001, File No. 33-65170, and
incorporated herein by reference).

EX-99.m5  Amendment No. 3 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated July 1, 2002 (filed as Exhibit m5 to Post-Effective
Amendment No. 38 to the Registration Statement of American Century Target
Maturities Trust on January 31, 2003, File No. 2-94608, and incorporated herein by reference).

EX-99.m6  Amendment No. 4 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated May 1, 2004 (filed as Exhibit m6 to Post-Effective
Amendment No. 35 to the Registration Statement of American Century Quantitative
Equity Funds, Inc. on April 29, 2004, File No. 33-19589, and incorporated herein by reference).

EX-99.m7  Amendment No. 5 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated July 29, 2005 (filed as Exhibit m7 to Post-Effective
Amendment No. 51 to the Registration Statement of American Century Government
Income Trust on July 28, 2005, File No. 2-99222, and incorporated herein by reference).

EX-99.m8  Amendment No. 6 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated September 29, 2005 (filed as Exhibit m8 to
Post-Effective Amendment No. 41 to the Registration Statement of American
Century Quantitative Equity Funds, Inc. on September 29, 2005, File No.
33-19589, and incorporated herein by reference).

EX-99.n1  Amended and Restated Multiple Class Plan, dated September 3, 2002
(filed as Exhibit n1 to Post-Effective Amendment No. 35 to the Registration
Statement of American Century California Tax-Free and Municipal Funds on
December 17, 2002, File No. 2-82734, and incorporated herein by reference).

EX-99.n2  Amendment No. 1 to the Amended and Restated Multiple Class Plan,
dated December 31, 2002 (filed as Exhibit n2 to Post-Effective Amendment No. 39 to the Registration Statement of American Century Municipal Trust on December
23, 2002, File No. 2-91299, and incorporated herein by reference).

EX-99.n3  Amendment No. 2 to the Amended and Restated Multiple Class Plan,
dated August 29, 2003 (filed as Exhibit n3 to Post-Effective Amendment No. 17 to the Registration Statement of American Century Strategic Asset Allocations, Inc.
on August 28, 2003, File No. 33-79482, and incorporated herein by reference).

EX-99.n4  Amendment No. 3 to the Amended and Restated Multiple Class Plan,
dated February 27, 2004 (filed as Exhibit n4 to Post-Effective Amendment No. 104 to the Registration Statement of American Century Mutual Funds, Inc. on February
26, 2004, File No. 2-14213, and incorporated herein by reference).

EX-99.n5  Amendment No. 4 to the Amended and Restated Multiple Class Plan,
dated May 1, 2004 (filed as Exhibit n5 to Post-Effective Amendment No. 35 to the
Registration Statement of American Century Quantitative Equity Funds, Inc. on
April 29, 2004, File No. 33-19589, and incorporated herein by reference).

EX-99.n6  Amendment No. 5 to the Amended and Restated Multiple Class Plan,
dated August 1, 2004 (filed as Exhibit n6 to Post-Effective Amendment No. 24 to the Registration Statement of American Century Investment Trust on July 29,
2004, File No. 33-65170, and incorporated herein by reference).

EX-99.n7  Amendment No. 6 to the Amended and Restated Multiple Class Plan,
dated September 30, 2004 (filed as Exhibit n7 to Post-Effective Amendment No. 20 to the Registration Statement of American Century Strategic Asset Allocations,
Inc. on September 29, 2004, File No. 33-79482, and incorporated herein by reference).

EX-99.n8  Amendment No. 7 to the Amended and Restated Multiple Class Plan,
dated November 17, 2004 (filed as Exhibit n8 to Post-Effective Amendment No. 106 to the Registration Statement of American Century Mutual Funds, Inc. on November
29, 2004, File No. 2-14213, and incorporated herein by reference).

EX-99.n9  Amendment No. 8 to the Amended and Restated Multiple Class Plan,
dated February 24, 2005 (filed as Exhibit n9 to Post-Effective Amendment No. 22 to the Registration Statement of American Century Strategic Asset Allocations,
Inc. on March 30, 2005, File No. 33-79482, and incorporated herein by reference).

EX-99.n10 Amendment No. 9 to the Amended and Restated Multiple Class Plan,
dated July 29, 2005 (filed as Exhibit n10 to Post-Effective Amendment No. 111 to the Registration Statement of American Century Mutual Funds, Inc. on July 28,
2005, File No. 2-14213, and incorporated herein by reference).

EX-99.n11 Amendment No. 10 to the Amended and Restated Multiple Class Plan,
dated September 29, 2005 (filed as Exhibit n11 to Post-Effective Amendment No.
41 to the Registration Statement of American Century Quantitative Equity Funds,
Inc. on September 29, 2005, File No. 33-19589, and incorporated herein by reference).

EX-99.n12 Amendment No. 11 to the Amended and Restated Multiple Class Plan,
dated March 30, 2006 (filed as Exhibit n12 to Post-Effective Amendment No. 23 to the Registration Statement of American Century Strategic Asset Allocations, Inc.
on March 30, 2006, File No. 33-79482, and incorporated herein by reference).

EX-99.p1  American Century Investments Code of Ethics (filed as Exhibit p1 to
Pre-Effective Amendment No. 38 to the Registration Statement of American Century
California Tax-Free and Municipal Funds on December 29, 2004, File No. 2-82734,
and incorporated herein by reference).

EX-99.p2  J.P. Morgan Investment Management, Inc. Code of Ethics (filed as
Exhibit p3 to Post-Effective Amendment No. 20 to the Registration Statement of
American Century Capital Portfolios, Inc. on April 20, 2001, File No. 33-64872,
and incorporated herein by reference).

EX-99.p3  Independent Directors' Code of Ethics amended February 28, 2000
(filed as Exhibit p2 to Post-Effective Amendment No. 40 to the Registration
Statement of American Century Target Maturities Trust on November 30, 2004, File
No. 2-94608, and incorporated herein by reference).